                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  January 4, 1999



                            J. CREW OPERATING CORP.
             (Exact name of registrant as specified in its charter)


   Delaware                        333-42423                   22-3540930
----------------                 -------------            -------------------
(State or other                   (Commission             (I.R.S. Employer
 jurisdiction of                  File Number)            Identification No.)
 incorporation)



                    770 Broadway, New York, New York  10003
                    (Address of principal executive offices)
                                   (Zip code)

                                 (212) 209-2500
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

     Incorporated by reference herein is Registrant's Press Release dated January 4, 1999, announcing a management change and preliminary financial results.


Item 7.  Financial Statements and Exhibits.

        (c)  Exhibits.

             99.  Press Release dated January 4, 1999.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       J. CREW OPERATING CORP.



                                       By     /s/ Barry Erdos
                                          -------------------------------
                                          Name:   Barry Erdos
                                          Title:  Chief Operating Officer

Date:  January 5, 1999

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